UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2022
Biohaven Pharmaceutical Holding Company Ltd.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38080	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Biohaven Pharmaceuticals, Inc.
215 Church Street
New Haven, Connecticut 06510
(Address of principal executive offices, including zip code)
(203) 404-0410
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, no par value	BHVN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On May 9, 2022, Biohaven Pharmaceutical Holding Company Ltd., a British Virgin Islands business company limited by shares (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pfizer Inc., a Delaware corporation (“Pfizer” or “Parent”), and Bulldog (BVI) Ltd., a British Virgin Islands business company limited by shares and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

In connection with and as a condition to the Merger, the Company and Biohaven Research Ltd., a British Virgin Islands business company limited by shares and a wholly owned subsidiary of the Company (“SpinCo)” entered into a Separation and Distribution Agreement, dated as of May 9, 2022 (the “Separation Agreement”), pursuant to which, on the terms and subject to the conditions set forth in the Separation Agreement, immediately prior to the effective time of the Merger (the “Effective Time”): (i) the Company will effect a pre-closing reorganization (the “Pre-Closing Reorganization”), which will result in (x) SpinCo owning, assuming or retaining certain assets and liabilities of the Company and its subsidiaries related to the Company’s pipeline assets and businesses, and (y) the Company owning, assuming or retaining all other assets and liabilities, including those associated with the Company’s platform for the research, development, manufacture and commercialization of calcitonin gene-related peptide receptor antagonists, including rimegepant, zavegepant and the Heptares Therapeutics Limited pre-clinical CGRP portfolio (the “CGRP Business”); and (ii) thereafter, the Company will distribute to its shareholders as of the record date all of the issued and outstanding common shares of SpinCo, no par value (“SpinCo Common Shares”), on a pro rata basis (the “Spin-Off”), at a ratio of one SpinCo Common Share for every two common shares of the Company (the “Shares”). Following the Spin-Off, SpinCo will be a separate public company and the Company will have no continuing common share ownership interest in SpinCo.

The Merger and Spin-Off are expected to be taxable to the Company’s shareholders.

Merger Agreement

At the effective time of the Merger (the “Effective Time”), each:

(i)Share that is issued and outstanding immediately prior to the Effective Time (other than (A) Shares owned by the Company as treasury shares, (B) Shares owned by Parent or Merger Sub and (C) any dissenting shares) will no longer be outstanding and will automatically be cancelled, extinguished and converted into the right to receive an amount in cash equal to $148.50, without interest thereon (the “Merger Consideration”);

(ii)option to purchase Shares (each, a “Company Option”) granted by the Company under the Company’s 2017 Equity Incentive Plan or 2014 Equity Incentive Plan (collectively, the “Company Share Plans”) that is outstanding as of immediately prior to the Effective Time (after giving effect to the Spin-Off and the provisions of the Separation Agreement), whether or not then vested, will be cancelled and immediately cease to be outstanding and as soon as reasonably practicable following the Effective Time, converted into the right to receive an amount in cash equal to the product of (1) the excess, if any, of the Merger Consideration over the per-share exercise price of such Company Option, multiplied by (2) the number of Shares then subject to such Company Option; and

(iii)Company restricted stock unit (each, a “Company RSU”) granted by the Company under the Company Share Plans that is outstanding as of immediately prior to the Effective Time (after giving effect to the Spin-Off and the provisions of the Separation Agreement), whether or not vested, will be cancelled and immediately cease to be outstanding and, as soon as reasonably practicable following the Effective Time, converted into the right to receive an amount in cash equal to the product of (i) the Merger Consideration, multiplied by (ii) the number of Shares then subject to such Company RSU, with any performance conditions applicable to Company RSUs that are subject to performance-based vesting conditions deemed achieved at 100%.

Consummation of the Merger is subject to certain conditions, including: (i) adoption of the Merger Agreement by holders of a majority of the outstanding Shares and Series A Preferred Shares entitled to vote on such matters at the Company’s shareholders meeting and who are present at the shareholders meeting, in person or by proxy (the “Company Requisite Vote”); (ii) the expiration, termination or receipt of any approval or clearances applicable to the consummation of the Merger under applicable antitrust laws, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”) and the receipt of certain additional clearances or approvals of certain other governmental bodies applicable to the Merger; (iii) the absence of any law or order prohibiting or making illegal the consummation of the Merger; (iv) effectiveness of the registration statement to be filed with respect to registration of the SpinCo Common Shares (the “Spin-Off Registration Statement”); (v) completion of the Spin-Off; (vi) the absence of certain legal proceedings by governmental authorities imposing certain limitations on Parent’s ownership or operation of the Company; (vii) subject to certain qualifications, the accuracy of representations and warranties of the Company, Parent and Merger Sub, as applicable, under the Merger Agreement and the performance in all material respects by the Company, Parent and Merger Sub, as applicable, of their obligations under the Merger Agreement; and (viii) the absence of any Company Material Adverse Effect (as defined in the Merger Agreement).

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its subsidiaries to the Effective Time.

The Merger Agreement also includes covenants requiring the Company not to (i) initiate, solicit, knowingly encourage or knowingly facilitate the making of any offer or proposal which constitutes or is reasonably likely to lead to an acquisition proposal, (ii) enter into any agreement with respect to an acquisition proposal or (iii) engage in negotiations or discussions with, or provide any non-public information or data to, any person relating to an acquisition proposal (other than Parent or any of its affiliates or representatives). Notwithstanding these restrictions, the Company may under certain circumstances provide information to and engage in discussions or negotiations with third parties with respect to a bona fide acquisition proposal that the board of directors of the Company (the “Board”) determines in good faith, after consultation with the Company’s financial advisor, constitutes or is reasonably expected to lead to a Superior Proposal (as defined in the Merger Agreement). In addition, the Board is permitted, subject to the terms and conditions set forth in the Merger Agreement, to make an Company Adverse Recommendation Change (as defined in the Merger Agreement) following receipt of a Superior Proposal that did not result from a material breach of the no-shop covenants in the Merger Agreement, if the Board concludes in good faith, after consultation with outside counsel and its financial advisors, that failure to take such action would reasonably be likely to be inconsistent with the directors’ fiduciary duties under applicable law, or in response to a Company Intervening Event (as defined in the Merger Agreement), subject, in each case, to certain matching rights in favor of Parent.

The Merger Agreement contains certain termination rights for each of the Company and Parent. Upon termination of the Merger Agreement in accordance with its terms, under certain circumstances, the Company will be required to pay Parent a termination fee in an amount equal to $450 million, including if the Merger Agreement is terminated due to (i) the Company accepting a superior proposal or (ii) the Company Board changing its recommendation that shareholders vote to approve the Merger Agreement. This termination fee will also be payable by the Company if the Merger Agreement is terminated under certain circumstances and prior to such termination, a proposal to acquire more than 50% of the Company’s stock or assets is made or publicly announced and not publicly withdrawn and the Company enters into a definitive agreement for, or completes, any transaction involving the acquisition of more than 50% of its stock or assets within twelve months of such termination.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. It is not intended to provide any factual information about the Company, Parent or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specified dates; were made solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by the Company’s shareholders, but rather as a way of allocating the risk between the parties in the event that statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by the Company’s shareholders. The Company’s shareholders are not third-party beneficiaries under the Merger Agreement (except, following the Effective Time, with respect to the Company’s shareholders’ right to receive the Merger Consideration pursuant to the Merger Agreement and the right of the Company on behalf of its shareholders to pursue damages for any willful and material breach by Parent of the Merger Agreement) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Parent’s public disclosures.

Separation and Distribution Agreement

The Separation Agreement sets forth the terms and conditions regarding the Spin-Off, including the transfer of certain assets by the Company to SpinCo and the assumption of certain liabilities by SpinCo from the Company. The Separation Agreement further allocates other assets between SpinCo and the Company and provides for various continuing relationships between the Company’s group of companies and SpinCo’s group of companies.

SpinCo will be funded by a cash contribution immediately prior to the effective time of the Spin-Off from the Company of $275 million, less any marketable securities and cash and cash equivalents held by SpinCo. In addition, following the Effective

Time, the Company will make certain tiered royalty payments at percentage rates in the low- to mid-tens to SpinCo in respect of annual net sales of rimegepant and zavegepant in the U.S. in excess $5.25 billion, subject to an annual cap on royalties of $400 million per year. Such royalty payments would be in respect of years ended on or prior to December 31, 2040.

The completion of the Spin-Off is subject to, among other things: (i) satisfaction of the conditions to closing set forth in the Merger Agreement; (ii) the effectiveness of the Spin-Off Registration Statement; (iii) final listing approval from a national securities exchange of the SpinCo Common Shares; (iv) the absence of any law or injunction prohibiting or making illegal the consummation of the Spin-Off, the Pre-Closing Reorganization or the Merger; (v) execution of a transition services agreement, pursuant to which the Company and SpinCo will provide certain services to each other on a transitional basis (the “Transition Services Agreement”); and (vi) completion of the Pre-Closing Reorganization.

Prior to the Distribution, the Company will distribute to its shareholders of record, on such date as may be determined by the Company’s board of directors (the “Company Board”) or a committee of the Company Board as the record date for such Distribution copies of an information statement relating to SpinCo that will be part of the Spin-Off Registration Statement.

Under the Separation Agreement, each of the Company and SpinCo agrees to indemnify and hold harmless the other party, and its affiliates and representatives, from losses in connection with, among other things, (i) the liabilities assigned to, or retained by, the other party, as applicable, or (ii) the breach by such party of the Separation Agreement. Each of the Company and SpinCo agrees to release the other party from any and all liabilities existing or arising from any acts or events, including in connection with the Pre-Closing Reorganization, the Distribution or any other transactions contemplated under the Separation Agreement, the Merger Agreement and the Transition Services Agreement, and each of the Company and SpinCo agrees not to bring any proceeding or claim against the other party in respect of such liabilities.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking information about Pfizer’s proposed acquisition of the Company, the Company’s related spin-off of its development stage pipeline compounds and the Company’s commercial and pipeline portfolio, including rimegepant and zavegepant, expected best-in-class and growth potential, that involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by the Company’s shareholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships; risks related to diverting management’s attention from the Company’s ongoing business operation; negative effects of this announcement or the consummation of the proposed acquisition on the market price of the Company’s common shares and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition, spin-off or the Company’s business; risks and costs related to the implementation of the separation of Biohaven Research Ltd., including timing anticipated to complete the separation and any changes to the configuration of the businesses included in the separation if implemented; the risk that the integration of the Company and Pfizer will be more difficult, time consuming or costly than expected; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in particular jurisdictions for rimegepant or zavegepant or any other investigational products; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product's benefits outweigh its known risks and determination of the product's efficacy and, if approved, whether rimegepant, zavegepant or any such other products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of rimegepant, zavegepant or any such other products; uncertainties regarding the impact of COVID-19; and competitive developments.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business described in the “Risk Factors” and “Forward-Looking Information and Factors That May Affect Future Results” sections of its Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other documents filed from time to time with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. The Company does not give any assurance that it will achieve its expectations.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to the Company’s shareholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Company’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov or on the Company’s website at https://www.biohavenpharma.com/investors.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the Company’s directors and executive officers is set forth in its proxy statement for its 2022 annual meeting of shareholders, which was filed with the SEC on March 11, 2022. Other information regarding participants in the proxy solicitations in connection with the proposed transaction, and a description of any interests that they have in the proposed transaction, by security holdings or otherwise, will be included in the proxy statement described above. These documents are available free of charge at the SEC’s web site at www.sec.gov and by going to the Company’s website at https://www.biohavenpharma.com/investors.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
2.1*	Agreement and Plan of Merger, dated as of May 9, 2022, by and among Pfizer Inc., Bulldog (BVI) Ltd. and Biohaven Pharmaceutical Holding Company Ltd.
2.2*	Separation and Distribution Agreement, dated as of May 9, 2022, by and between Biohaven Pharmaceutical Holding Company Ltd. and Biohaven Research Ltd.
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

*
Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 10, 2022

Biohaven Pharmaceutical Holding Company Ltd.

By:	/s/ Matthew Buten
Matthew Buten
Chief Financial Officer